Barclays CEO Energy-Power Conference
Thursday, September 8, 2011
Greg Goff
President and CEO, Tesoro Corporation
Exhibit 99.2

Forward Looking Statements
This Presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, product differentials, operating improvements, growth opportunities, anticipated project completion dates, debt reduction, cash flows and capital expenditures. We have used the words "anticipate,” "believe,” "could,” "estimate,” "expect,”
"intend,” "may,” "plan,” "predict,” "project,” “should,” "will" and similar terms and phrases to identify forward-looking statements in this Presentation.
Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-
looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.
We have estimated annual EBITDA , a non-GAAP financial measure, for certain capital projects.
Please see Appendix for the definition and reconciliation of these annual EBITDA estimates.

• Focused in the western United States
– Seven refineries
– 665,000 barrels per day capacity
– Nearly 1,200 retail stations branded
Tesoro®, Shell® and USA Gasoline™
• Operate in higher margin markets
• Refining and marketing integration in
key markets
• Tesoro Logistics supports integrated
value chain; strong growth potential
• Access to growing Pacific Rim markets
About Tesoro
Kenai, AK
Mandan, ND
Salt Lake City, UT
Anacortes, WA
Martinez, CA
Wilmington, CA
Kapolei, HI

$0
$5
$10
$15
$20
$25
Jan Apr Jul Oct
Group 3 Crack Spread, $/bbl West Coast Crack Spread, $/bbl

Market Environment
2011
2010
Note: West Coast 321 crack spread with ANS crude oil.
$0
$5
$10
$15
$20
$25
$30
$35
$40
Jan Apr Jul Oct
Feedstock advantage benefiting refiners
Note: Group3 321 crack spread with WTI crude oil.
2011
2010
Source: PIRA, Tesoro
Outlook
Outlook

$0
$5
$10
$15
$20
$25
Jan Apr Jul Oct
Louisiana Light Sweet (LLS), $/bbl
$60
$70
$80
$90
$100
$110
$120
$130
Jan Apr Jul Oct
2011
LLS to Maya, $/bbl

Market Environment
Light/heavy differential slowly widens as spare coking capacity declines
2011
2010
2010
Source: PIRA, Tesoro
Outlook
Outlook

-$6
-$4
-$2
$0
$2
$4
$6
$8
$10
$12
$14
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Global diesel demand leads to increasing premium over gasoline
2011
2010
USGC Diesel to Gasoline Differential, $/bbl
Market Environment
Source: PIRA, Tesoro
Outlook

• Operational efficiency and effectiveness
– Safety and reliability
– System improvements
– Cost leadership
• Commercial excellence
• Financial discipline
• Value-driven growth
Strategic Priorities

Significant improvements drive cash flow, provide
financial strength and increase shareholder value

Deliver on Strategic Priorities
Operational
Efficiency &
Effectiveness
Commercial
Excellence
Financial
Discipline
Value-
Driven
Growth
Refinery utilization improved 15% (1)
Refinery reliability improved 4% (1)
Refining gross margin improved 57% (1,2)
Refining cost per barrel down 11% (1)
$326 million debt repurchased (3)
Successful Tesoro Logistics LP offering
Profitable growth in marketing
New high-return refining projects
(1) January through June 2011.
(2) Increase in refining gross margin excludes benefit from market improvement, versus 2010, estimated at $300 million.
(3) $326 million repurchased debt includes $82 million repurchased in the third quarter through August 31, 2011.

2011 Highlights
279
150
842
2009A 2010A 2011A
• Year-to-date EBITDA $842 million
• Market improvement ~$300 million
• Remaining ~$400 million improvement
– Refinery utilization increased 15%
– Gross margin capture improved 11%
– Direct refining cost per barrel down 11%
– Anacortes accounts for about $70 million
Execution delivers significant improvement
YTD June EBITDA ($ in millions)
Market
* EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of EBITDA estimate.

• Expand capacity from 58 to 68 mbpd
– 17% increase
• Total cost of $35 million
• $70 million annual EBITDA*
• Expected completion by 2Q 2012
• Supports growth of Tesoro Logistics
– Increase volume on High Plains Pipeline

Mandan Refinery Expansion
Increase throughput of cost advantaged Bakken crude oil
* EBITDA estimate based on six months ended June 30, 2011 reported Tesoro Mid-continent net refining margin.

• Facility to unload 30 mbpd of Bakken crude oil at Anacortes,
25% of capacity
• Total cost of $50 million

Bakken Crude Oil Supply to Anacortes Refinery
• $60 million annual EBITDA*
• Expected completion by 4Q 2012
• Supports growth of Tesoro Logistics
– Potential drop-down asset
Product yield and crude oil cost advantage
* EBITDA estimate based on yield advantage of Bakken crude oil at six months ended June 30, 2011 average Pacific Northwest product differentials and $2/bbl cost advantage of Bakken crude oil delivered to Anacortes relative to ANS.

• Vacuum Distillation Unit replacement
• Total cost of $40 million
• $25 million annual EBITDA*
• Expected completion by 3Q 2012
• Reduce greenhouse gas emissions

Los Angeles Yield Improvement
Product yield upgrade from petroleum coke to clean products
* EBITDA estimate based on six months ended June 30, 2011 average 2010 West Coast product differentials.

Tesoro Logistics LP
• Successfully executed public offering in
April 2011
• Captures value of embedded logistics
assets
• Creates strategic vehicle for growth
• Improves cost of capital
• Supports refining and marketing
integration

Refining & Marketing Integration
• Refining and marketing integration
up approximately 43%(1)
• Three retail transactions
• Shell, 14 mbpd
• SUPERVALU, 5 mbpd(2)
• Thrifty, 25-30 mbpd(2)
• Increased wholesale marketing long-
term agreements by 76 mbpd
Securing ratable, economic off-take, supporting refining utilization
(1) Integration percentage calculated based on average gasoline production for the six months ended June 30, 2011.
(2) SUPERVALU transaction expected to close near the end of 2011. Thrifty expected to close in phased process in 2012 and 2014.

Financial Discipline
Actions taken to strengthen the balance sheet
• Repurchased $326 million in debt year-to-date*
– $150 million Junior Subordinated Notes due 2012
– $176 million Senior Unsecured Notes
• Reduced Total Debt to Total Capitalization to under 30%
– Down more than 8% from 38% at year end 2010
• Reduced post-retirement benefit liability by ~$300 million
• Capital investment in high-return, short payback projects;
over $445 million between 2011 and 2013
* Includes repurchase of $82 million Senior Unsecured Notes during the third quarter through August 31, 2011.

• Delivering operating improvements
• Capturing market strength
• Executing disciplined capital plan
• Delivering growth objectives
• Exceeding de-levering plan with substantial free cash flow
• Still in year one of multi-year plan

Delivering & Exceeding Expectations
We are committed to driving shareholder value

Appendix

EBITDA represents earnings before interest and financing costs, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBTIDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities.

Non-GAAP Financial Measure
(In millions) Unaudited Six Months Ended June 30, First Year Estimate
2009 2010 2011
Mandan
Expansion
Bakken
Crude Oil to
Anacortes
Los Angeles
Yield
Improvement
Net Earnings (Loss) $ 6 $ (88) $ 325 $ 43 $ 35 $ 15
Add (Less) income tax expense (benefit)* 4 (44) 205 26 22 9
Add interest and financing costs 56 74 103 − − −
Add depreciation and amortization expense 213 208 209 1 3 1
EBITDA $ 279 $ 150 $ 842 $ 70 $ 60 $ 25
* First year income tax expense for capital projects is estimated using the six months ended June 30, 2011 effective tax rate of 38%.